Prospectus Supplement	October 9, 2012

Putnam VT Diversified Income Fund Prospectuses dated April 30, 2012

The sub-section Portfolio managers in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT Diversified Income Fund in the sub-section Portfolio managers in the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now solely D. William Kohli, Michael Atkin, Kevin Murphy, Michael Salm, and Paul Scanlon.

Additional information regarding Messrs. Kohli, Atkin, Murphy, Salm and Scanlon, including their business experience during the past five years, is set forth in the prospectuses.

PUTNAM INVESTMENTS	HV-6497 277762 10/12

Prospectus Supplement	October 9, 2012

Putnam VT Income Fund Prospectuses dated April 30, 2012

The sub-section Portfolio managers in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT Income Fund in the sub-section Portfolio managers in the section Who oversees and manages the funds? or Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now solely Michael Salm, Daniel Choquette, Brett Kozlowski, and Kevin Murphy.

Additional information regarding Messrs. Salm, Choquette, Kozlowski and Murphy, including their business experience during the past five years, is set forth in the prospectuses.

HV-6496
277761 4/12